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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                         August 6, 2002 (August 6, 2002)


                            ROCKWELL AUTOMATION, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  1-12383                  25-1797617
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)


 777 East Wisconsin Avenue, Suite 1400, Milwaukee, Wisconsin       53202
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (414) 212-5299


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Item 9.        Regulation FD Disclosure.

               On August 6, 2002, the Chairman of the Board and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of Rockwell Automation, Inc. each signed the Statement Under Oath required by Securities and Exchange Commission Order No. 4-460, which Statements were delivered to the Securities and Exchange Commission on August 6, 2002. The Statements are furnished herewith as Exhibits 99.1 and 99.2.

Exhibits.

     99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings













                              (Page 2 of 6 Pages)

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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROCKWELL AUTOMATION, INC.
                                                (Registrant)


                                          By:  /s/ William J. Calise, Jr.
                                               --------------------------------
                                               William J. Calise, Jr.
                                               Senior Vice President, General
                                                 Counsel and Secretary

Dated:  August 6, 2002











                              (Page 3 of 6 Pages)

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                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                             Description                     Numbered Page
------                             -----------                     -------------

 99.1     Statement under Oath of Principal Executive Officer
          Regarding Facts and Circumstances Relating to Exchange         5
          Act Filings

 99.2     Statement under Oath of Principal Financial Officer
          Regarding Facts and Circumstances Relating to Exchange         6
          Act Filings















                               (Page 4 of 6 Pages)